LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON PARTNERS CONVERTIBLE FUND

SUPPLEMENT DATED AUGUST 6, 2009

TO PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

DATED NOVEMBER 7, 2008, AS SUPPLEMENTED

The Board of Trustees on behalf of the fund has approved a reorganization pursuant to which the fund’s assets would be acquired, and its liabilities would be assumed, by Legg Mason Partners Capital and Income Fund (the “Acquiring Fund”), a series of the Trust, in exchange for shares of the Acquiring Fund. The fund would then be liquidated, and shares of the Acquiring Fund would be distributed to fund shareholders.

Under the reorganization, fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the fund. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by fund shareholders as a result of the reorganization.

The reorganization is subject to the satisfaction of certain conditions, including approval by fund shareholders. Proxy materials describing the reorganization are expected to be mailed in October 2009. If the reorganization is approved by fund shareholders, it is expected to occur during December 2009. Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the fund’s Prospectus.

FDXX011940